Exhibit 99.2
Employers Holdings, Inc.
Third Quarter 2020
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Income Before Income Taxes by Segment

8	Return on Equity

9	Roll-forward of Unpaid Losses and LAE

10	Consolidated Investment Portfolio

11	Book Value Per Share

12	Earnings Per Share

13	Non-GAAP Financial Measures

14	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	% change	2020	2019	% change
Selected financial highlights:
Gross premiums written	$131.3	$166.5	(21)%	$456.2	$553.1	(18)%
Net premiums written	129.6	165.2	(22)	452.0	549.1	(18)
Net premiums earned	144.4	175.8	(18)	463.8	526.1	(12)
Net investment income	18.5	22.3	(17)	58.3	65.5	(11)
Net income before impact of the LPT(1)	28.6	30.5	(6)	48.4	114.9	(58)
Adjusted net income(1)	14.1	28.4	(50)	50.8	88.6	(43)
Net income before income taxes	38.3	40.9	(6)	67.3	152.4	(56)
Net income	31.1	32.8	(5)	55.8	125.4	(56)
Comprehensive income	37.8	47.6	(21)	102.2	207.2	(51)
Total assets				3,985.1	4,024.9	(1)
Stockholders' equity				1,167.4	1,160.4	1
Stockholders' equity including the Deferred Gain(2)				1,297.1	1,299.8	—
Adjusted stockholders' equity(2)				1,185.4	1,231.7	(4)
Annualized adjusted return on stockholders' equity(3)	4.8%	9.3%	(48)%	5.6%	9.8%	(43)%
Amounts per share:
Cash dividends declared per share	$0.25	$0.22	14%	$0.75	$0.66	14%
Earnings per diluted share(4)	1.05	1.01	4	1.83	3.85	(52)
Earnings per diluted share before impact of the LPT(4)	0.97	0.94	3	1.59	3.53	(55)
Adjusted earnings per diluted share(4)	0.48	0.88	(45)	1.66	2.72	(39)
Book value per share(2)				40.16	36.47	10
Book value per share including the Deferred Gain(2)				44.62	40.86	9
Adjusted book value per share(2)				40.78	38.71	5
Financial information by Segment(5):
Net income (loss) before income taxes
Employers	$42.8	$46.8	(9)%	$80.6	$160.9	(50)%
Cerity	(3.2)	(3.8)	(16)	(9.9)	(11.4)	13
Corporate and Other	(1.3)	(2.1)	(38)	(3.4)	2.9	(217)

(1) See Page 3 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 8 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 12 for description and calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 4-7 for details and Page 14 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	September 30, 2020	December 31, 2019
ASSETS
Investments, cash and cash equivalents	$2,954.2	$2,933.6
Accrued investment income	17.2	16.4
Premiums receivable, net	251.6	285.7
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	521.0	539.7
Deferred policy acquisition costs	46.6	47.9
Contingent commission receivable—LPT Agreement	13.2	13.2
Other assets	181.3	167.6
Total assets	$3,985.1	$4,004.1

LIABILITIES
Unpaid losses and LAE	$2,141.4	$2,192.8
Unearned premiums	325.6	337.1
Commissions and premium taxes payable	45.5	48.6
Deferred Gain	129.7	137.1
FHLB Advances(1)	35.0	—
Other liabilities	140.5	122.7
Total liabilities	$2,817.7	$2,838.3

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$402.2	$397.0
Retained earnings	1,191.4	1,158.8
Accumulated other comprehensive income, net	111.7	65.3
Treasury stock, at cost	(537.9)	(455.3)
Total stockholders’ equity	1,167.4	1,165.8
Total liabilities and stockholders’ equity	$3,985.1	$4,004.1

Stockholders' equity including the Deferred Gain (2)	$1,297.1	$1,302.9
Adjusted stockholders' equity (2)	1,185.4	1,237.6
Book value per share (2)	$40.16	$37.18
Book value per share including the Deferred Gain(2)	44.62	41.55
Adjusted book value per share (2)	40.78	39.47

(1) FHLB=Federal Home Loan Bank
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenues:
Gross premiums written	$131.3	$166.5	$456.2	$553.1
Premiums ceded	(1.7)	(1.3)	(4.2)	(4.0)
Net premiums written	129.6	165.2	452.0	549.1
Net premiums earned	$144.4	$175.8	$463.8	$526.1
Net investment income	18.5	22.3	58.3	65.5
Net realized and unrealized gains (losses) on investments(1)	19.1	2.6	(2.3)	33.3
Other income (loss)	(0.1)	0.3	0.5	0.6
Total revenues	181.9	201.0	520.3	625.5
Expenses:
Losses and LAE incurred	(77.1)	(92.9)	(254.5)	(268.2)
Commission expense	(19.4)	(21.9)	(59.9)	(67.7)
Underwriting and general and administrative expenses	(46.4)	(45.3)	(137.9)	(136.6)
Interest and financing expenses	—	—	—	(0.6)
Other expenses	(0.7)	—	(0.7)	—
Total expenses	(143.6)	(160.1)	(453.0)	(473.1)
Net income before income taxes	38.3	40.9	67.3	152.4
Income tax expense	(7.2)	(8.1)	(11.5)	(27.0)
Net income	31.1	32.8	55.8	125.4
Unrealized AFS investment gains arising during the period, net of tax(2)	8.0	16.4	48.2	84.1
Reclassification adjustment for realized AFS investment gains in net income, net of tax(2)	(1.3)	(1.6)	(1.8)	(2.3)
Total comprehensive income	$37.8	$47.6	$102.2	$207.2
Net income	$31.1	$32.8	$55.8	$125.4
Amortization of the Deferred Gain - losses	(2.0)	(1.9)	(6.1)	(7.1)
Amortization of the Deferred Gain - contingent commission	(0.5)	(0.4)	(1.3)	(1.4)
LPT reserve adjustment	—	—	—	(1.8)
LPT contingent commission adjustments	—	—	—	(0.2)
Net income before impact of the LPT Agreement (3)	28.6	30.5	48.4	114.9
Net realized and unrealized (gains) losses on investments	(19.1)	(2.6)	2.3	(33.3)
Abandonment of operating leases	0.7	—	0.7	—
Income tax expense (benefit) related to items excluded from Net income	3.9	0.5	(0.6)	7.0
Adjusted net income	$14.1	$28.4	$50.8	$88.6

(1) Includes unrealized gains (losses) on equity securities of $3.7 million and $(10.3) million for the three months ended September 30, 2020 and 2019, respectively, and $(23.2) million and $17.7 million for the nine months ended September 30, 2020 and 2019, respectively.
(2) AFS = Available for Sale securities.
(3) See Page 13 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended September 30, 2020
Gross premiums written		$131.2	$0.1	$—	$131.3
Net premiums written		129.5	0.1	—	129.6

Net premiums earned	A	144.4	—	—	144.4
Net investment income		17.5	0.8	0.2	18.5
Net realized and unrealized gains (losses) on investments		19.2	(0.1)	—	19.1
Other income (loss)		(0.1)	—	—	(0.1)
Total revenues		181.0	0.7	0.2	181.9

Losses and LAE incurred	B	(79.5)	(0.1)	2.5	(77.1)
Commission expense	C	(19.4)	—	—	(19.4)
Underwriting and general and administrative expenses	D	(38.6)	(3.8)	(4.0)	(46.4)
Other expenses		(0.7)	—	—	(0.7)
Total expenses		(138.2)	(3.9)	(1.5)	(143.6)
Net income (loss) before income taxes		$42.8	$(3.2)	$(1.3)	$38.3

Underwriting income (loss)	A+B+C+D	6.9	(3.9)

Loss and LAE expense ratio:
Current year		65.3%	n/m
Prior years		(10.2)	—
Loss and LAE ratio		55.1	n/m
Commission expense ratio		13.4	n/m
Underwriting expense ratio		26.7	n/m
Combined ratio		95.2%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended September 30, 2019
Gross premiums written		$166.4	$0.1	$—	$166.5
Net premiums written		165.1	0.1	—	165.2

Net premiums earned	A	175.8	—	—	175.8
Net investment income		21.4	0.2	0.7	22.3
Net realized and unrealized gains (losses) on investments		2.6	0.1	(0.1)	2.6
Other income		0.3	—	—	0.3
Total revenues		200.1	0.3	0.6	201.0

Losses and LAE incurred	B	(95.2)	—	2.3	(92.9)
Commission expense	C	(21.9)	—	—	(21.9)
Underwriting and general and administrative expenses	D	(36.2)	(4.1)	(5.0)	(45.3)
Total expenses		(153.3)	(4.1)	(2.7)	(160.1)
Net income (loss) before income taxes		$46.8	$(3.8)	$(2.1)	$40.9

Underwriting income (loss)	A+B+C+D	$22.5	$(4.1)

Loss and LAE expense ratio:
Current year		65.6%	n/m
Prior years		(11.4)	—
Loss and LAE ratio		54.2	n/m
Commission expense ratio		12.5	n/m
Underwriting expense ratio		20.6	n/m
Combined ratio		87.3%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Nine Months Ended September 30, 2020
Gross premiums written		$456.1	$0.1	$—	$456.2
Net premiums written		451.9	0.1	—	452.0

Net premiums earned	A	463.7	0.1	—	463.8
Net investment income		54.9	2.5	0.9	58.3
Net realized and unrealized gains (losses) on investments		0.1	(0.5)	(1.9)	(2.3)
Other income		0.5	—	—	0.5
Total revenues		519.2	2.1	(1.0)	520.3

Losses and LAE incurred	B	(261.8)	(0.1)	7.4	(254.5)
Commission expense	C	(59.9)	—	—	(59.9)
Underwriting and general and administrative expenses	D	(116.2)	(11.9)	(9.8)	(137.9)
Other expenses		(0.7)	—	—	(0.7)
Total expenses		(438.6)	(12.0)	(2.4)	(453.0)
Net income (loss) before income taxes		$80.6	$(9.9)	$(3.4)	$67.3

Underwriting income (loss)	A+B+C+D	25.8	(11.9)

Loss and LAE expense ratio:
Current year		65.5%	n/m
Prior years		(9.0)	—
Loss and LAE ratio		56.5	n/m
Commission expense ratio		12.9	n/m
Underwriting expense ratio		25.1	n/m
Combined ratio		94.5%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Nine Months Ended September 30, 2019
Gross premiums written		$553.0	$0.1	$—	$553.1
Net premiums written		549.0	0.1	—	549.1

Net premiums earned	A	526.1	—	—	526.1
Net investment income		62.3	0.2	3.0	65.5
Net realized and unrealized gains on investments		30.3	0.1	2.9	33.3
Other income		0.6	—	—	0.6
Total revenues		619.3	0.3	5.9	625.5

Losses and LAE incurred	B	(278.7)	—	10.5	(268.2)
Commission expense	C	(67.7)	—	—	(67.7)
Underwriting and general and administrative expenses	D	(111.4)	(11.7)	(13.5)	(136.6)
Interest and financing expenses		(0.6)	—	—	(0.6)
Total expenses		(458.4)	(11.7)	(3.0)	(473.1)
Net income (loss) before income taxes		$160.9	$(11.4)	$2.9	$152.4

Underwriting income (loss)	A+B+C+D	$68.3	$(11.7)

Loss and LAE expense ratio:
Current year		65.5%	n/m
Prior years		(12.5)	—
Loss and LAE ratio		53.0	n/m
Commission expense ratio		12.9	n/m
Underwriting expense ratio		21.2	n/m
Combined ratio		87.1%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2020	2019	2020	2019

Net income	A	$31.1	$32.8	$55.8	$125.4
Impact of the LPT Agreement		(2.5)	(2.3)	(7.4)	(10.5)
Net realized and unrealized (gains) losses on investments		(19.1)	(2.6)	2.3	(33.3)
Abandonment of operating leases		0.7	—	0.7	—
Income tax expense (benefit) related to items excluded from Net income		3.9	0.5	(0.6)	7.0
Adjusted net income (1)	B	14.1	28.4	50.8	88.6

Stockholders' equity - end of period		$1,167.4	$1,160.4	$1,167.4	$1,160.4

Stockholders' equity - beginning of period		1,144.0	1,121.5	1,165.8	1,018.2

Average stockholders' equity	C	1,155.7	1,141.0	1,166.6	1,089.3

Stockholders' equity - end of period		$1,167.4	$1,160.4	$1,167.4	$1,160.4
Deferred Gain - end of period		129.7	139.4	129.7	139.4
Accumulated other comprehensive income - end of period		(141.4)	(86.2)	(141.4)	(86.2)
Income taxes related to accumulated other comprehensive income - end of period		29.7	18.1	29.7	18.1
Adjusted stockholders' equity - end of period		1,185.4	1,231.7	1,185.4	1,231.7
Adjusted stockholders' equity - beginning of period		1,171.2	1,209.9	1,237.6	1,181.5
Average adjusted stockholders' equity (1)	D	1,178.3	1,220.8	1,211.5	1,206.6

Return on stockholders' equity	A / C	2.7%	2.9%	4.8%	11.5%
Annualized return on stockholders' equity		10.8	11.5	6.4	15.3

Adjusted return on stockholders' equity (1)	B / D	1.2%	2.3%	4.2%	7.3%
Annualized adjusted return on stockholders' equity (1)		4.8	9.3	5.6	9.8

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Unpaid losses and LAE at beginning of period	$2,170.7	$2,161.8	$2,192.8	$2,207.9
Reinsurance recoverable on unpaid losses and LAE	523.6	484.2	532.5	504.4
Net unpaid losses and LAE at beginning of period	1,647.1	1,677.6	1,660.3	1,703.5
Losses and LAE incurred:
Current year losses	94.4	115.4	303.8	344.8
Prior year losses on voluntary business	(15.0)	(20.0)	(41.5)	(66.0)
Prior year losses on involuntary business	0.2	(0.2)	(0.4)	(0.1)
Total losses incurred	79.6	95.2	261.9	278.7
Losses and LAE paid:
Current year losses	26.7	32.9	50.7	63.5
Prior year losses	72.3	69.7	243.8	248.5
Total paid losses	99.0	102.6	294.5	312.0
Net unpaid losses and LAE at end of period	1,627.7	1,670.2	1,627.7	1,670.2
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	513.7	527.1	513.7	527.1
Unpaid losses and LAE at end of period	$2,141.4	$2,197.3	$2,141.4	$2,197.3
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments which totaled $2.5 million and $2.3 million for the three months ended September 30, 2020 and 2019, respectively and $7.4 million and $10.5 million for the nine months ended September 30, 2020 and 2019, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	September 30, 2020				December 31, 2019
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,301.6	$141.0	$2,442.6	83%	$2,485.9	85%
Equity securities	117.5	77.9	195.4	7	263.4	9
Short-term investments	45.4	0.4	45.8	2	—	—
Other invested assets	33.0	(0.2)	32.8	1	29.1	1
Cash and cash equivalents	237.3	—	237.3	8	154.9	5
Restricted cash and cash equivalents	0.3	—	0.3	—	0.3	—
Total investments and cash	$2,735.1	$219.1	$2,954.2	100%	$2,933.6	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$81.0	$5.0	$86.0	4%	$88.5	4%
States and municipalities	445.2	33.5	478.7	20	484.5	19
Corporate securities	949.6	80.3	1,029.9	42	1,079.0	43
Mortgage-backed securities	544.8	25.2	570.0	23	591.0	24
Asset-backed securities	32.9	0.1	33.0	1	61.2	2
Collateralized loan obligations	84.4	(1.5)	82.9	3	—	—
Bank loans	163.7	(1.6)	162.1	7	181.7	7
Total fixed maturity securities	$2,301.6	$141.0	$2,442.6	100%	$2,485.9	100%

Weighted average book yield	3.0%	3.3%
Average credit quality (S&P)	A+	A+
Duration	3.0	3.3

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		September 30, 2020	June 30, 2020	December 31, 2019	September 30, 2019
Numerators:
Stockholders' equity	A	$1,167.4	$1,144.0	$1,165.8	$1,160.4
Plus: Deferred Gain		129.7	132.2	137.1	139.4
Stockholders' equity including the Deferred Gain (1)	B	1,297.1	1,276.2	1,302.9	1,299.8
Accumulated other comprehensive income		(141.4)	(132.9)	(82.6)	(86.2)
Income taxes related to accumulated other comprehensive gains		29.7	27.9	17.3	18.1
Adjusted stockholders' equity (1)	C	$1,185.4	$1,171.2	$1,237.6	$1,231.7

Denominator (shares outstanding)	D	29,069,753	29,382,894	31,355,378	31,814,678

Book value per share (1)	A / D	$40.16	$38.93	$37.18	$36.47
Book value per share including the Deferred Gain(1)	B / D	44.62	43.43	41.55	40.86
Adjusted book value per share (1)	C / D	40.78	39.86	39.47	38.71

YTD Change in: (2)
Book value per share		10.0%			19.5%
Book value per share including the Deferred Gain		9.2			16.5
Adjusted book value per share		5.2			9.2

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.75 and $0.66 for the nine months ended September 30, 2020 and 2019, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2020	2019	2020	2019
Numerators:
Net income	A	$31.1	$32.8	$55.8	$125.4
Impact of the LPT Agreement		(2.5)	(2.3)	(7.4)	(10.5)
Net income before impact of the LPT (1)	B	28.6	30.5	48.4	114.9
Net realized and unrealized (gains) losses on investments		(19.1)	(2.6)	2.3	(33.3)
Abandonment of operating leases		0.7	—	0.7	—
Income tax expense related to items excluded from Net income		3.9	0.5	(0.6)	7.0
Adjusted net income (1)	C	$14.1	$28.4	$50.8	$88.6

Denominators:
Average common shares outstanding (basic)	D	29,337,426	31,946,851	30,241,148	32,168,826
Average common shares outstanding (diluted)	E	29,568,406	32,318,017	30,532,910	32,587,455

Earnings per share:
Basic	A / D	$1.06	$1.03	$1.85	$3.90
Diluted	A / E	1.05	1.01	1.83	3.85

Earnings per share before impact of the LPT: (1)
Basic	B / D	$0.97	$0.95	$1.60	$3.57
Diluted	B / E	0.97	0.94	1.59	3.53

Adjusted earnings per share: (1)
Basic	C / D	$0.48	$0.89	$1.68	$2.75
Diluted	C / E	0.48	0.88	1.66	2.72

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 11 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 11 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 8 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 11 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has recently made changes to its corporate structure, mainly involving the launch and further development of a new digital insurance platform offered under the Cerity brand name (Cerity), resulting in changes to its reportable segments. The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment is defined as traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment is defined as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company.  These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.
Prior to December 31, 2019, the Company operated under a single reportable segment and presented its Combined Ratio on that basis. In light of its change in reporting segments, the Company now presents a separate Combined Ratio for each of its reporting segments.
All periods prior to December 31, 2019 presented herein have been conformed to the current presentation.